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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2019

Dear Stockholder:

        You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Bain Capital Specialty Finance, Inc. (the "Company," "we," "us," or "our") to be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Thursday, May 30, 2019, at 2:30 p.m. Eastern Time. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

        At the Annual Meeting, you will be asked (i) to elect two Class III Directors of the Company who will serve for a three-year term expiring at the 2022 annual meeting of stockholders or their respective successor is duly elected and qualified, (ii) to authorize flexibility for the Company, with the approval of the Company's Board of Directors, to sell shares of the Company's common stock (during the next 12 months following such stockholder authorization), at a price below the then-current net asset value ("NAV") per share subject to the limitations described in the Proxy Statement and (iii) a proposal to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

        The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information relating to the election of the proposals.

        Your vote is extremely important to us.    If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States or use the Internet or telephone voting options to cast your vote.

On behalf of management and the Board of Directors, we thank you for your continued support of the Company.

Sincerely,
/s/ MICHAEL EWALD Michael Ewald Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

BAIN CAPITAL SPECIALTY FINANCE, INC.
200 CLARENDON STREET, 37th FLOOR
BOSTON, MASSACHUSETTS 02116

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2019

        Notice is hereby given to holders of shares of common stock of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company," "we," "us," or "our"), that the 2019 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Thursday, May 30 2019, at 2:30 p.m. Eastern Time, for the following purposes:

  1.
  To elect two Class III Directors of the Company who will serve for a three-year term expiring at the 2022 annual meeting of stockholders or until their respective successor is duly elected and qualified;

  2.
  To authorize flexibility for the Company, with the approval of the Company's Board of Directors, to sell shares of the Company's common stock (during the next 12 months following such stockholder authorization), at a price below the then-current net asset value ("NAV") per share, subject to certain limitations described in this Proxy Statement;

  3.
  To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (the "Adjournment Proposal"); and

  4.
  To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

        THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR (i) THE ELECTION OF THE CLASS III DIRECTOR NOMINEES, (ii) TO AUTHORIZE FLEXIBILTY FOR THE COMPANY TO SELL ITS SHARES AT A PRICE BELOW NAV AND (iii) THE ADJOURNMENT PROPOSAL.

        The close of business on April 17, 2019 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

        Please call (617) 516-2350 for directions on how to attend the Annual Meeting and vote in person. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

        Your vote is extremely important to us. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Annual Meeting, pursuant to the Adjournment Proposal, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,
/s/ MICHAEL TREISMAN Michael Treisman Secretary

April 30, 2019

BAIN CAPITAL SPECIALTY FINANCE, INC.

200 CLARENDON STREET, 37th FLOOR
BOSTON, MASSACHUSETTS 02116

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 30, 2019

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board" and each member thereof, a "Director" and collectively, the "Directors") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company," "we," "us," or "our"), for use at the Company's 2019 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Thursday, May 30, 2019, at 2:30 p.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders dated April 30, 2019 (the "Notice"). The Company is a closed-end management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). BCSF Advisors, LP, a Delaware limited partnership (the "Advisor"), serves as the investment adviser and administrator to the Company. The principal executive offices of each of the Company and the Advisor are located at 200 Clarendon Street, 37th Floor, Boston, MA 02116.

        This Proxy Statement and the accompanying Notice and form of proxy are being provided to stockholders on or about April 30, 2019. The Board has fixed the close of business on April 17, 2019 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 51,649,812.27 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), were issued and outstanding, and the Company had not issued any shares of preferred stock. Stockholders of the Company are entitled to cast one vote for each share held and fractional votes for each fractional share held.

        If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted "FOR" each of the proposals described in this Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

        The Board does not know of any matter to be considered at the Annual Meeting other than (i) the election of the Class III Director nominees, (ii) the proposal to authorize flexibility for the Company to sell shares of the Company's common stock at a price below the then-current net asset value and (iii) the Adjournment Proposal. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.

        It is expected that the solicitation of proxies will be primarily by mail. The Company's officers, and personnel of the Advisor and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

        The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged AST Fund Solutions, LLC ("AST"), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of AST's services in connection with the proxy solicitation are estimated to be $24,000.00, which will be paid by the Company.

Quorum Required

        A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote shall constitute a quorum for the Annual Meeting. There were 51,649,812.27 shares of Common Stock outstanding on the Record Date. Each Share of Common Stock is entitled to one vote. Abstentions will be treated as shares present for quorum purposes. Shares held by a broker for which the broker has not received voting instructions from the beneficial owner of the shares and does not have discretionary authority to vote the shares on certain proposals (which are considered "broker non-votes" with respect to such proposals) are not entitled to vote on the election of directors and thus will not be treated as shares present for quorum purposes.

        If a quorum is not present at the Annual Meeting, the presiding officer or the stockholders who are represented in person or by proxy may adjourn the Annual Meeting to permit the further solicitation of proxies.

Vote Required

        Election of Directors.    The Directors will be elected by an affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of Common Stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

        Authorization to Offer and Sell Shares of Common Stock Below NAV.    Approval of the proposal requires the affirmative vote of (i) a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting and (ii) a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the 1940 Act defines "a majority of outstanding voting securities" of a Company as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

        Adjournment Proposal.    Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the Adjournment Proposal.

        To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card.

        If you have any questions regarding the proxy materials, please contact the Company at (617) 516-2350. If the enclosed proxy card is properly executed and received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted "FOR" the proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        If (i) you are a member of a household in which multiple stockholders share the same address, (ii) your shares are held in "street name" and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (617) 516-2350, or by mail to the Company's principal executive offices at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an "Authorized Institution") and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 30, 2019

        This Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018 are available online at proxyonline.com/docs/baincapitalsf.pdf (please have the control number found on your proxy card ready when you visit this website).

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain ownership information with respect to shares of Common Stock, as of the Record Date, for each of our current Directors, for our Directors and executive officers as a group and for each person known to us to beneficially own 5% or more of the outstanding shares of the Company's Common Stock. With respect to persons known to us to beneficially own 5% or more of the outstanding shares of the Company's Common Stock, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission

("SEC") and other information known to the Company. The percentage ownership is based on 51,649,812.27 shares of Common Stock outstanding as of the Record Date.

Name and Address	Nature of Beneficial Ownership	Shares Beneficially Owned	Percentage
Beneficial owners of 5% or more
BCSF Holdings, LP(1)	Record	10,634,262.79	20.59%
Bain Capital Distressed and Special Situations 2016 (F), L.P.(1)	Record	7,293,065.48	14.12%
Bain Capital Credit Member, LLC(2)	Beneficial	19,330,515.46	37.43%
Independent Directors(3)
David A. Fubini	N/A	—	—
Thomas A. Hough	Beneficial	7,690.18	*
Jay Margolis	Beneficial	17,085.49	*
Interested Directors
Michael A. Ewald	Beneficial	34,287.59	*
Jeffrey B. Hawkins	Beneficial	34,287.59	*
Executive Officers
Sally F. Dornaus	N/A	—
James Goldman	N/A	—
Michael J. Boyle	Beneficial	14,260.59	*
Michael Treisman	N/A	—
Directors and Executive Officers as a Group (9 persons)	Beneficial	107,611.44	*

(1)
BCSF Holdings, LP ("BCSF Holdings"), a Delaware limited partnership, whose general partner is BCSF Holdings Investors, L.P. ("BCSF Holdings GP"), is the record owner of 10,634,262.79 shares of Common Stock. Bain Capital Distressed and Special Situations 2016 (F), L.P. ("F Holdings"), a Delaware limited partnership, whose general partner is Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. ("F Holdings GP"), is the record owner of 7,293,065.48 shares of Common Stock. The address for each of BCSF Holdings and F Holdings is 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

(2)
Bain Capital Credit Member, LLC, is the general partner of BCSF Holdings GP, F Holdings GP and Bain Capital Credit Holdings Investors (MRF), LP ("MRF Holdings GP") and as such may be deemed to be the beneficial owner of shares of Common Stock held by BCSF Holdings, F Holdings and MRF Holdings. MRF Holdings GP is the general partner of Bain Capital Credit Holdings (MRF), L.P. ("MRF Holdings") and thus beneficially owns 1,403,187.19 shares owned of record by MRF Holdings. Bain Capital Credit Member, LLC disclaims beneficial ownership of shares of Common Stock held by BCSF Holdings, F Holdings and MRF Holdings except to the extent of its respective pecuniary interest therein. The address for Bain Capital Credit Member, LLC is 200 Clarendon Street, 37th Floor, Boston, MA 02116.

(3)
The address for all officers and Directors is Bain Capital Specialty Finance, Inc. 200 Clarendon Street, 37th Floor, Boston, MA 02116.

*
Represents less than 1.0%.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors and executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based solely upon a review of the copies of such reports furnished, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2018.

Dollar Range of Equity Securities Beneficially Owned by Directors

        The following table sets out the dollar range of the Company's equity securities beneficially owned by each of the Company's directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
David A. Fubini	None
Thomas A. Hough	over $100,000
Jay Margolis	over $100,000
Interested Directors
Michael A. Ewald	over $100,000
Jeffrey B. Hawkins	over $100,000

(1)
Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.

(2)
Dollar ranges were determined using the number of shares beneficially owned as of the Record Date multiplied by the net asset value as of December 31, 2018.

 PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

        The Board is currently composed of five Directors, who are divided into three classes with staggered terms of three years, each with the term of office of one of the three classes expiring at each annual meeting of stockholders. At the Annual Meeting, the holders of the Company's Common Stock are being asked to re-elect David G. Fubini and Jeffrey B. Hawkins as Class III Directors of the Company, to serve for a three-year term expiring at the 2022 annual meeting of stockholders or until their respective successors are duly elected and qualified. Messrs. Fubini and Hawkins are currently serving as Class III Directors of the Company and have consented to being named in this Proxy Statement and agreed to continue to serve as Class III Directors, if re-elected. If either Mr. Fubini or Mr. Hawkins is not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company's Nominating and Corporate Governance Committee (the "Nominating Committee") may select. It is not anticipated that either Mr. Fubini or Mr. Hawkins will be unable or unwilling to serve.

Information about the Nominees and Directors

        The following tables provide information concerning the Class III Director nominees and the other individuals serving as Directors of the Company, as of the date of this Proxy Statement. The Class III Director Nominees are listed first in the table under "Class III Director Nominees." The terms of the Class I and Class II Directors do not expire this year.

        The Board believes that each of the Directors, including the Class III Director nominees, have the experience, qualifications, attributes and skills appropriate to serve as a Director of the Company, in light of the Company's business and structure. The significance or relevance of a nominee's or Director's particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Directors and with representatives of the Advisor and its affiliates, other service providers, legal counsel and the Company's independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the stockholders. The Nominating and Corporate Governance Committee's charter contains certain other factors that are considered by the Nominating and Corporate Governance Committee in identifying and evaluating potential nominees to serve as Directors. Based on each nominee's experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Directors, the Board has concluded that each nominee should continue to serve as a Director. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee and continuing Directors that led the Board to conclude that each such individual should serve as a Director.

        The address for each listed individual is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor Boston, MA 02116.

Class III Director Nominees

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
David G. Fubini (65)	Director and Chairman of the Nominating and Corporate Governance Committee	Class III Director since 2016; term expires 2019	Senior Lecturer in the Organizational Behavior Unit at Harvard Business School (2015—Present)	Board Member of Leidos (2013—Present), Mitre Corporations (2014—Present) and J.M. Huber Corporation (industrial products) (2017—Present); a Trustee of the University of Massachusetts System (2013—Present)
Interested Director*
Jeffrey B. Hawkins (49)	Director and Chairman of the Board	Class III Director since 2016; term expires 2019	Managing Director, Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit (2007—Present)	Chair of the Board of the Boston Public Library Foundation (2014—Present); Board Member of Dana Hall School (2014—Present)

*
Mr. Hawkins is deemed to be an "interested person" of the Company under the 1940 Act because of his affiliations with the Advisor.

        David G. Fubini.    Mr. Fubini has served on our Board since July 2016. Mr. Fubini is a Senior Lecturer in the Organizational Behavior Unit at Harvard Business School. Previously, he was a Senior Partner of McKinsey & Company where he worked for over 34 years. He was McKinsey's Managing Director of the Boston office, and the past leader of the North American Organization Practice as well as the founder and leader of the firm's Worldwide Merger Integration Practice. During his tenure, Mr. Fubini led, and/or had been a member of, many firm personnel committees, as well as a participant in a wide cross-section of McKinsey's governance forums and committees. Prior to joining McKinsey, he was an initial member of a small group that became the McNeil Consumer Products Company of Johnson & Johnson and helped launch the Tylenol family of products into the over-the-counter consumer marketplace. Mr. Fubini graduated with a B.B.A. from University of Massachusetts, Amherst and an M.B.A. from Harvard Business School, both with distinction. He is currently a member of the Board of Directors for Leidos and Mitre Corporations and a Trustee of the University of Massachusetts System, and was formerly on the Board of Compuware Corporation.

        Jeffrey B. Hawkins.    Mr. Hawkins has served on our Board since July 2016 and is the Chairman of the Board. He is a Managing Director, the Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit. As the Chief Operating Officer, he is responsible for the firm's business strategy and all non-investment activities. Previously, Mr. Hawkins was at Ropes & Gray, LLP working on securities law, mergers & acquisitions and collateralized debt funds. Mr. Hawkins received a J.D. from Harvard Law School and a B.A. Phi Beta Kappa from Trinity College.

Directors not up for Re-Election at the Annual Meeting

Class I—Directors with Terms Expiring in 2020

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
Thomas A. Hough (66)	Director and Chairman of the Audit Committee	Class I Director since 2016; term expires 2020	Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc. (2001 - 2015)	Board Member of the National Kidney Foundation (2012—Present)

        Thomas A. Hough is a Director of the Company and serves as the Chairman of the Audit Committee. Mr. Hough was Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc., manufacturers and marketers of western boots, apparel and accessories headquartered in El Paso, TX, from October 2001 until retiring in July 2015. Mr. Hough's direct responsibilities in such positions included accounting, finance, credit and collections, treasury, human resources, information technology, legal, and real estate. Prior to that, he worked primarily as a CFO for a number of companies including Vectrix Business Solutions, Inc., Jamba Juice Company, Chief Auto Parts, Inc., Roy Rogers Restaurants, and Peoples Drug Stores, Inc. Mr. Hough previously worked at Deloitte & Touche for thirteen years where he performed primarily audit services. Mr. Hough received a B.A. in administrative studies from Rowan University and subsequently received his certification as a CPA. He is currently on the Board of the National Kidney Foundation.

Class II—Directors with Terms Expiring in 2021

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
Jay Margolis (70)	Director	Class II Director since 2016; term expires 2021	Chairman and CEO of Cache, Inc. (2013 - 2015)	Board Member of Boston Beer Company (NYSE:SAM) (2006 - 2017) and NFP Off Broadway Theater Company (2015—Present)
Interested Director*
Michael A. Ewald (46)	Director, President and Chief Executive Officer of the Board	Class II Director since 2016; term expires 2021	Managing Director, the head of the Private Credit Group and Portfolio Manager for the Middle Market Opportunities and Senior Direct Lending fund strategies of Bain Capital Credit (2008—Present)	Board Member and Chair of the Board at Cradles To Crayons (2014 - 2017; 2017—Present); Board Member of the Dana Farber Leadership Council (2008—Present) and a Proprietor of the Boston Athenaeum (2002—Present); Board Member of Rotorcraft Leasing Company, LLC (2012 - 2018), Frontier Tubular Solutions, LLC (2010—Present), Work N' Gear (2008 - 2017), Hamilton Specialty Bar (2008 - 2017) and Tenax Aerospace, LLC (2018—Present)

*
Mr. Eward is deemed to be an "interested person" of the Company under the 1940 Act because of his affiliations with the Advisor.

        Jay Margolis.    Mr. Margolis has served on our Board since July 2016. Mr. Margolis has significant knowledge and experience in consumer products retailing, merchandising, consumer insights, strategic planning, and corporate governance. Most recently, he served as the Chairman and CEO of Cache, Inc., which was a publicly-held specialty chain of women's apparel stores headquartered in New York prior to its filing for bankruptcy in February 2015. Previously, he was the Chairman of Intuit Consulting LLC, a consulting firm specializing in retail, fashion, and consumer products. Prior to his time with Intuit, Mr. Margolis served as the President and CEO of Apparel Group of Limited Brands Corporation where he oversaw operations of Limited Brands' Apparel Division. Before assuming that position, he had been President and Chief Operating Officer of Massachusetts-based Reebok International. Mr. Margolis also has held executive positions at Esprit de Corp USA, Tommy Hilfiger Inc., and Liz Claiborne, Inc. He received a B.A. from Queens College, a part of The City University of New York. Mr. Margolis currently serves as an active Board Member at NFP Off Broadway Theater Company. He had previously served on the Boards of Boston Beer Company, Godiva Chocolatier, Inc. and Burlington Coat Factory.

        Michael A. Ewald.    Mr. Ewald has served on our Board since July 2016. Mr. Ewald is President and Chief Executive Officer of the Company and serves on the Advisor's Credit Committee. He is a

Managing Director, the head of the Private Credit Group and Portfolio Manager for Bain Capital Credit's Middle Market Opportunities and Senior Direct Lending fund strategies. Previously, Mr. Ewald was an Associate Consultant at Bain & Company for three years where he focused on strategy consulting to the Financial Services, Manufacturing and Consumer Products industries. Prior to that, he worked at Credit Suisse First Boston as an analyst in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. magna cum laude from Tufts University.

Information about the Executive Officers who are not Directors

        Set forth below is certain information about our executive officers who are not directors:

Name	Age	Position
Sally F. Dornaus	45	Chief Financial Officer
James Goldman	43	Chief Compliance Officer
Michael J. Boyle	34	Vice President & Treasurer
Michael Treisman	46	Vice President & Secretary

        The address for each executive officer is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

        Sally F. Dornaus.    Ms. Dornaus has served as Chief Financial Officer of the Company since July 2016. She is a Managing Director, the Chief Financial Officer and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Ms. Dornaus was a Senior Manager at PricewaterhouseCoopers in their Investment Management practice focusing on alternative investment products. Ms. Dornaus received an M.S./M.B.A from Northeastern University and a B.A. from Brandeis University. Ms. Dornaus is a Certified Public Accountant.

        James Goldman.    Mr. Goldman has served as Chief Compliance Officer of the Company since July 2016. He is a Vice President in Compliance responsible for providing compliance support to Bain Capital Credit. Previously, Mr. Goldman served as Senior Counsel in the Enforcement Division of the U.S. Securities and Exchange Commission and as an attorney at the law firm of WilmerHale. Mr. Goldman received a J.D. magna cum laude from Boston College Law School and a B.A. magna cum laude in History from Harvard University. Mr. Goldman is admitted to the bar of Massachusetts.

        Michael J. Boyle.    Mr. Boyle has served as Vice President and Treasurer of the Company since February 2018. He is a Managing Director and Portfolio Manager in the Private Credit Group. Prior to his current role, Mr. Boyle focused on market analytics and fund structure as a member of Bain Capital Credit's Finance team. Mr. Boyle received a B.S. from Boston College.

        Michael Treisman.    Mr. Treisman has served as Vice President and Secretary of the Company since April 2018. He is the General Counsel and a member of the Risk and Oversight Committee of Bain Capital Credit, based in Bain Capital Credit's London office. Previously, Mr. Treisman was the General Counsel of Tiger Management L.L.C. Prior to that, Mr. Treisman was the General Counsel of Citi Infrastructure Investors and Associate General Counsel of Citi Alternative Investments at Citigroup. Mr. Treisman received a J.D. from Duke University School of Law and a B.A. from the University of Pennsylvania.

 CORPORATE GOVERNANCE

Board Purpose and Structure

        Our business and affairs are managed under the direction of the Board. The Board consists of five members, three of whom are not "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act (each such Director, an "Independent Director"). The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly determinations of fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Bain Capital Credit as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        Our Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Jeffrey Hawkins, an "interested person" of Bain Capital Credit, serves as Chairman of our Board. We believe that Mr. Hawkins' history with Bain Capital Credit, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.

        Our Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet without the presence of interested Directors and other members of management, for administering our compliance policies and procedures.

Board Meetings and Attendance

        The Board has established an Audit Committee, Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees in the future.

        We require each Director to make a diligent effort to attend all Board and committee meetings. During 2018, including both regularly scheduled and special meetings, the Board met a total of twelve times, the Audit Committee met a total of five times, the Nominating and Corporate Governance Committee met a total of one time and the Compensation Committee met a total of one time. During 2018, all Directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Audit Committee met with the Company's independent registered public accounting firm outside of the presence of management at least once each quarter.

        The Directors are encouraged to attend the Company's annual meetings of stockholders. One of the Directors attended the 2018 annual meeting of stockholders.

Audit Committee

        The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee and is included as Appendix A. The Audit Committee's responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed by such independent registered public accounting firm, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. Management is responsible for the preparation, presentation, and integrity of our financial statements, our accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        The Audit Committee is currently composed of Messrs. Fubini, Hough and Margolis, all of whom are not considered "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hough serves as Chairman of the Audit Committee. The Board has determined that Mr. Hough is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Fubini, Hough and Margolis meet the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

        The Board has also established a Nominating and Corporate Governance Committee , which is included as Appendix B. The Nominating and Corporate Governance Committee is currently composed of Messrs. Fubini, Hough and Margolis, all of whom are not considered "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Fubini serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

        The Nominating and Corporate Governance Committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company's bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary of the Company at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation or employment during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by our stockholders.

        The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our company and our stockholders. In considering possible candidates for election as a director, the Nominating and

Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The Nominating and Corporate Governance Committee evaluates candidates proposed by stockholders using the factors described above. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves our needs and the interests of our stockholders.

Compensation Committee

        The Compensation Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee and is included as Appendix C. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of the Company's chief executive officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally.

        The Compensation Committee is currently composed of Messrs. Fubini, Hough and Margolis, all of whom are not considered "interested persons" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Margolis serves as Chairman of the Compensation Committee.

Compensation of Executive Officers and Directors

(a)
Compensation of Executive Officers

        We do not currently have any employees. None of our officers receives direct compensation from us. We have agreed to reimburse the administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer, and any of their respective staff who provide services to us, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. In addition, to the extent that the administrator outsources any of its functions, including to a sub-administrator, we will pay the fees associated with such functions at cost. We will agree to reimburse the administrator for our allocable portion of the compensation of any personnel that it provides for our use.

(b)
Compensation of Directors

        Each of our Independent Directors receives an annual fee of $125,000. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $1,500 for each special meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $10,000. The Board, as a whole, participates in the consideration of Independent Director compensation and decisions on Independent Director compensation are based on, among other things, a review of data of comparable business development companies. We have obtained directors' and officers' liability insurance on behalf of our directors and officers.

        No compensation is paid to Directors who are "interested persons" of us, as such term is defined in Section 2(a)(19) of the 1940 Act.

        The following table shows information regarding the compensation earned by the Directors for the fiscal year ended December 31, 2018. The Company is not part of a "fund complex," as that term is defined in Schedule 14A under the Exchange Act.

Name of Director	Aggregate Compensation From the Company(5)
Independent Directors
David G. Fubini(1)	$89,000
Thomas A. Hough(2)	$94,000
Jay Margolis(3)	$86,500
Interested Directors(4)
Michael A. Ewald	$—
Jeffrey B. Hawkins	$—

(1)
Includes compensation as Chairman of the Nominating and Corporate Governance Committee.

(2)
Includes compensation as Chairman of the Audit Committee.

(3)
Includes compensation as Chairman of the Compensation Committee.

(4)
Mr. Ewald and Mr. Hawkins are each an "interested person" and, as such, receive no compensation from the Company for their service as Directors.

(5)
The Company did not award any portion of the fees earned by the Directors in stock or options during the year ended December 31, 2018. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

Code of Ethics

        As required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, we and the Advisor have adopted codes of ethics which apply to, among others, our and the Advisor's executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as the Advisor's officers, directors and employees. Our codes of ethics generally will not permit investments by our and the Advisor's personnel in securities that may be purchased or sold by us. We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to the Secretary of the Company, Michael

Tresiman, Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116, Attention: Bain Capital Specialty Finance, Inc. Investor Relations, or by emailing us at creditinfo@baincapital.com.

        The Company intends to disclose changes in, or waiver from, this code by posting such information on the same website or by filing a Form 8-K, in each case if such disclosure is required by the rules of the SEC or the NYSE.

Certain Relationships and Related Transactions, and Director Independence

Resource Sharing Agreement

        The Advisor has entered into a resource sharing agreement with Bain Capital Credit pursuant to which Bain Capital Credit will provide the Advisor with experienced investment professionals (including the members of the Advisor's Credit Committee) and access to the resources of Bain Capital Credit so as to enable the Advisor to fulfill its obligations under the Investment Advisory Agreement. Our senior management and our chairman of the board of directors have ownership and financial interests in Bain Capital Credit. Our senior management also serve as principals of Bain Capital Credit that may in the future manage investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives.

Investment Advisory Agreement

        The Company entered into an Investment Advisory Agreement with the Advisor, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. The Company pays the Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. During the year ended December 31, 2018, $15,534,004 of aggregate advisory fees net of waivers disclosed in the 2018 Annual Report were incurred under the Investment Advisory Agreement.

Administrative Agreement

        The Company has entered into an Administration Agreement with the Advisor to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. During the year ended December 31, 2018, there were no administrative fees paid. The Company incurred expenses related to the sub-administrator of $0.8 million for the year ended December 31, 2018.

Co-Investment Opportunities

        We have in the past, and may in the future, co-invest on a concurrent basis with other affiliates of Bain Capital Credit, but not if such co-investment is impermissible under existing regulatory guidance, our exemptive relief, applicable regulations or Bain Capital Credit's allocation procedures. We, the Advisor, and affiliates of the Advisor have been granted exemptive relief by the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with certain affiliated funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations.

Related Party Transaction Policy

        The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company's Code of Conduct or Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
DAVID FUBINI AND JEFFREY B. HAWKINS AS CLASS III DIRECTORS OF THE COMPANY.

 PROPOSAL 2

AUTHORIZATION TO OFFER AND SELL SHARES OF
COMMON STOCK BELOW NET ASSET VALUE

        The Company is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, the 1940 Act prohibits the Company from selling shares of its Common Stock at a price below the current NAV of such stock unless it meets certain exceptions.

        One such exception would permit the Company to sell or otherwise issue shares of its Common Stock, not exceeding 25% of its then outstanding Common Stock, during the next year at a price below the Company's then-current NAV if its Stockholders approve such a sale and the Company's directors make certain determinations prior to the sale or issuance of such shares. A majority of our independent directors and a majority of our directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its Stockholders prior to selling shares of our Common Stock at a price below NAV per share if our Stockholders were to approve such a proposal. A majority of our independent directors and a majority of our directors who have no financial interest in the sale, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, would also be required to determine in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase our Common Stock or immediately prior to the issuance of such Common Stock, that the price at which the Common Stock is to be sold is not less than a price which closely approximates its market value, less any distributing commission or discount.

        The Company is seeking the approval of the Stockholders so that it may, in one or more public or private offerings of its Common Stock, sell or otherwise issue shares of its Common Stock, not exceeding 25% of its then outstanding Common Stock, at a price below NAV, subject to the conditions set forth in this proposal. The Board, including all of the Independent Directors, recommends the proposal to the Stockholders for their approval. If approved, the authorization would be effective for securities issued during a twelve-month period following Stockholder approval.

Background and Reasons

Status as a RIC and Maintaining a Favorable Debt to Equity Ratio

        As a BDC and a regulated investment company ("RIC") for tax purposes, the Company is dependent on its ability to raise capital through the issuance of its Common Stock. RICs generally must distribute substantially all of their earnings to Stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from retaining any meaningful amount of earnings to support operations, which may include making new investments (including investments into existing portfolio companies). The Company must also comply with the 150% reduced asset coverage requirements in order to incur debt or issue senior securities. Because BDCs must determine the fair value of the assets in their portfolio quarterly, an unfavorable shift in market dynamics or the existence of underperforming assets may lower that determination of fair value and therefore proportionately increase the value of balance sheet debt compared to assets. Failure to maintain the required asset coverage ratio could have severe negative consequences for the Company, including the inability to pay dividends and breach of covenants in the Company's credit facility. Issuing additional equity would allow the Company to realign its debt to equity ratio and avoid these negative consequences.

Market Conditions Have Created, and May in the Future Create, Attractive Investment and Acquisition Opportunities

        From time to time, capital markets may experience periods of disruption and instability. For example, from 2008 to 2009, the global capital markets were unstable as evidenced by the lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. While market conditions generally have improved, there have been recent periods of volatility and adverse market conditions may repeat themselves in the future. We believe that attractive investment opportunities may present themselves during these periods of market volatility, including opportunities to make acquisitions of other companies or investment portfolios at compelling values. However, periods of market disruption and instability may adversely affect the Company's access to sufficient debt and equity capital in order to take advantage of attractive investment and acquisition opportunities that are created during these periods. In addition, the debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Stockholder approval of the proposal to sell shares of the Company's Common Stock below NAV, subject to the conditions set forth in this proposal, would provide the Company with the flexibility to raise equity capital to invest in such attractive investment opportunities, which typically need to be made expeditiously.

Board Approval

        The Board believes it is in the best interests of Stockholders to allow the Company flexibility to issue its Common Stock at a price below NAV in certain instances. The Company's ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

        While the Company has no immediate plans to issue any shares of its Common Stock below NAV, it is seeking Stockholder approval now in order to provide flexibility for future sales, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its Common Stock at a price below NAV, it is impracticable to describe the transaction or transactions in which shares of Common Stock would be sold. Instead, any transaction where the Company sells shares of Common Stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If this proposal is approved, no further authorization from the Stockholders will be solicited prior to any such sale in accordance with the terms of this proposal.

Key Stockholder Considerations

        Stockholders should consider the dilutive effect of the issuance of shares of the Company's Common Stock at less than NAV per outstanding share of Common Stock. Any sale of Common Stock at a price below NAV would result in an immediate dilution to existing Common Stockholders. Dilution could be substantial under this proposal since the Company's Common Stock could be issued at a price that is substantially below the NAV per share. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a Stockholder's interest in the earnings and assets of the Company and voting interest in the Company. The Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its Stockholders in doing so.

        Further, if current Stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

        It should be noted that the cumulative number of shares sold below NAV pursuant to this approval is limited to 25% of the Company's then-outstanding Common Stock immediately prior to each such sale. While we aggregate all sales sold below NAV throughout the year for purposes of this limit, the maximum is based on the percentage of outstanding common shares at the time of each offering and if we issue additional shares throughout the year, we would be able to issue more shares below NAV before reaching the 25% limit. Furthermore, there would be no limit on the discount to NAV at which shares could be sold. The Company has previously issued shares of its Common Stock at a price below NAV only in connection with its initial public offering, during which it issued shares at a public offering price of $20.25 per shares, which, after sales fees, represented a discount of approximately $0.19 per share to the then-current NAV.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

Impact on Existing Stockholders Who Do Not Participate in the Offering

        Existing Stockholders who do not participate in an offering at a price below NAV or who do not buy additional shares in the secondary market at the same or lower price obtained by the Company in the offering face the greatest potential risks. These Stockholders will experience an immediate dilution in the NAV of the shares of Common Stock they hold and will also experience a disproportionately greater decrease in their participation in the Company's earnings and assets and their voting power than the increase the Company will experience in its assets and voting interests due to such offering.

        The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating Stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV. The examples assume that the issuer has 1,000,000 shares of Common Stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value of the Company and NAV are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV); (4) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	$0.00
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	$0.00
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$0.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder A
Shares held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000
Percentage held by Stockholder A	1.0%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$95,000	(5.00)%	$80,000	(20.00)%
Total investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(5,000)	—	$(20,000)
Per Share Amounts
NAV held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00
Investment per share held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00
(Dilution)/accretion per share held by Stockholder A (NAV less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)
Percentage (dilution)/accretion to Stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(5.00)%	—	(20.00)%

Impact on Existing Stockholders Who Participate in the Offering

        Existing Stockholders who participate in an offering at a price below NAV or who buy additional shares in the secondary market at the same or lower price as the Company obtains in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating Stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of the Company's Common Stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such Stockholders purchase increases. Existing Stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing Stockholders who purchase less than their proportionate share of the offering, experience accretion in NAV over their investment per share and will also experience a disproportionately greater increase in their participation in the Company's earnings and assets and their voting power than the Company's increase in assets and voting interests due to such offering. The level of accretion will increase as the excess number of shares such Stockholder purchases increases. Even a Stockholder who over-participates will, however, be subject to the risk that the Company may make additional discounted offerings in which such Stockholder does not participate, in which case such a Stockholder will experience NAV dilution as described above in such subsequent offerings.

        The examples assume that issuer has 1,000,000 shares of Common Stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value of the Company and NAV are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 25% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares, which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share). The prospectus pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by Stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	$(2,988)	—	$1,037	—
Per Share Amounts
NAV held by Stockholder A	—	$9.50	—	$9.50	—
Investment per share held by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by Stockholder A (NAV less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to Stockholder A (dilution/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Required Vote

        Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes, among others, directors, officers, employees, and 5% or greater Stockholders.

        For purposes of this proposal, the 1940 Act defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

        THE BOARD, INCLUDING ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL TO AUTHORIZE THE COMPANY TO OFFER AND SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW CURRENT NAV.

 PROPOSAL 3

ADJOURNMENT OF THE ANNUAL MEETING

        The Stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

        If a quorum is not present at the Annual Meeting, the Stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve the proposals, the Stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals.

        If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Company to solicit additional proxies in favor of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Company will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from Stockholders that have previously voted against the relevant proposal.

        The Board believes that, if the number of shares of the Company's common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Stockholders to enable the Company, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        At a meeting of the Board held on February 21, 2019, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountant for the Company for the fiscal year ending December 31, 2019. PricewaterhouseCoopers LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

        Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting and will not be available to respond to appropriate questions from stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Annual Meeting, if they so desire.

        Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, review of the financial statements included in the Company's Form 10-Qs and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings. Audit fees incurred by the Company for years ended December 31, 2018 and 2017 were $740,000 and $410,000, respectively.

        Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit related fees incurred by the Company for the years ended December 31, 2018 and 2017 were $30,000 and $0, respectively.

        Tax Services Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. Tax fees incurred by the Company for years ended December 31, 2018 and 2017 were $80,500 and $49,975, respectively.

        All Other Fees: Other fees would include fees for products and services other than the services reported above. There were no other fees paid during the fiscal years ended December 31, 2018 and 2017.

        No non-audit fees were billed by PricewaterhouseCoopers LLP for services rendered to the Company, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company for the fiscal years ended December 31, 2018 and December 31, 2017.

Pre-approval Policy

        The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company's independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor's independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. The Audit Committee has delegated pre-approval authority to its chairperson (the "Chairperson") and may delegate pre-approval authority to one or more of its other members. The Chairperson and any other member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Committee Report(1)

The following is the report of the Audit Committee of Bain Capital Specialty Finance, Inc. (the "Company") with respect to the Company's audited financial statements for the fiscal year ended December 31, 2018 (the "Audited Financial Statements").

        The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standard No. 1301 (Communications with Audit Committees), as modified or supplemented; and (c) received written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (Communication with Audit Committees Concerning Independence), and has discussed with the independent registered public accounting firm its independence.

        The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company's independent auditor. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Company's financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

        Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company's independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

  February 21, 2019

  The Audit Committee
  David A. Fubini
  Thomas A. Hough
  Jay Margolis

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 OTHER BUSINESS

        The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

        All interested parties, including stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor Boston, MA 02116.

ANNUAL AND QUARTERLY REPORTS

        Copies of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available upon request, without charge, by writing Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116, or by calling (617) 516-2350. Copies of such reports are also posted and are available without charge posted via EDGAR on the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

        The principal address of the Company's investment adviser is BCSF Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, MA 02116.

STOCKHOLDER PROPOSALS

        The Company expects that the 2020 annual meeting of stockholders will be held in May 2020, but the exact date, time and location of such meeting have yet to be determined. In order for a proposal to be considered for inclusion in the Company's proxy statement for the 2020 annual meeting of stockholders, the Company must receive the proposal no later than December 10, 2019.

        In addition, the Company's bylaws contain an advance notice provision requiring that a stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. Notices of intention to present proposals, including nomination of a director, at the 2019 annual meeting must be received by the Company no earlier than December 10, 2019 and no later than 5:00 p.m., Eastern Time, on January 9, 2020. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        It is important that proxies be returned promptly. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote as soon as possible.

Boston, Massachusetts
April 30, 2019

 Exhibit A

AUDIT COMMITTEE CHARTER

I.     Purpose

        The audit committee (the "Audit Committee") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company"), is appointed by the board of directors of the Company (the "Board of Directors") to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the "independent accountants"), (iii) the performance of the Company's internal audit function and the independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.

II.    Committee Membership

        The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this Audit Committee Charter, "Independent Directors" are members of the Board of Directors who (i) are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, (ii) during such times as the Company's common stock is listed on the New York Stock Exchange ("NYSE"), meet the independence requirements established by the NYSE and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors' fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary) and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairman.

        For so long as the Company's common stock is listed on the New York Stock Exchange (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company's Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

        As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an "audit committee financial expert," as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the "Sarbanes-Oxley Act").(1) To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an "audit committee financial expert." The

(1)
Such person shall also be presumed to have "accounting or related financial management expertise" as required by NYSE rules.

Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more "audit committee financial expert(s)" and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an "audit committee financial expert," the Board of Directors will endeavor to fill such vacancy with another "audit committee financial expert," as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an "audit committee financial expert" does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

        If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Board of Directors must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and must disclose such determination either on or through the Company's website or in its annual proxy statement. If this disclosure is made on or through the Company's website, the Company must disclose that fact in its annual proxy statement and provide the website address.

III.  Authority

        The function of the Audit Committee is oversight. Management(1) is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company's annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company's stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

        Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee's policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

(1)
For purposes of this Charter, the term "management" means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase "internal accounting staff" means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).

        In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.

        The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Audit Committee as described above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IV.    Responsibilities

        The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose.

        The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

        Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors. Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

  1.
  to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants, to oversee the work of such independent accountants and to terminate such independent accountants as it deems appropriate;

  2.
  to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law. The Audit Committee has delegated pre-approval authority to its chairperson (the "Chairperson") and may delegate pre-approval authority to one or more of its other members. The Chairperson and any other member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its authority and responsibility to pre-approve services to be provided by the Company's audit firm;(1)

(1)
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent accountants to the Company's investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

Oversight of the Company's Relationship with the Independent Accountants

  3.
  to obtain and review a report from the independent accountants, at least annually, regarding:

  i.
  the independent accountants' internal quality-control procedures;

  ii.
  any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accountants;

  iii.
  any steps taken to deal with any of the issues described in clause (ii) above; and

  iv.
  all relationships between the independent accountants and the Company;

  4.
  to evaluate the qualifications, performance and independence of the independent accountants, including the following:

  i.
  evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

  ii.
  considering whether the independent accountant's quality controls are adequate;

  iii.
  considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant's independence; and

  iv.
  taking into account the opinions of management and the Company's internal accounting staff (or other personnel responsible for the internal audit function);

  5.
  to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

  6.
  to set clear policies for the Company's hiring of employees or former employees of the independent accountants;

  7.
  to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company's audit team and matters of audit quality and consistency;

  8.
  to consider the effect on the Company of:

  i.
  any changes in accounting principles or practices proposed by management or the independent accountants;

  ii.
  any changes in service providers, such as the Company's accountants or administrators, that could impact the Company's internal controls;

  iii.
  any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and

  iv.
  regulatory and accounting initiatives on the Company's financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company's business, financial statements or compliance policies;

  9.
  to review a presentation by the independent accountants with respect to the Company's qualification under Subchapter M of the Internal Revenue Code of 1986, as amended, and amounts distributed and reported to stockholders for federal tax purposes;

  10.
  to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

  11.
  to interact with the Company's independent accountants, including reviewing and, where necessary, assisting in resolution of, any audit problems or difficulties or disagreements that have arisen between management and the independent accountants regarding financial reporting, including any restrictions on the scope of the independent accountants' activities or on access to requested information;

Financial Statements and Disclosure Matters

  12.
  to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Annual Report on Form 10-K;

  13.
  to review and discuss with management and the independent accountants the Company's earnings releases, financial information and earnings guidance provided to analysts and rating agencies and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants' reviews of the quarterly financial statements;

  14.
  to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

  i.
  to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

  ii.
  to review the Company's financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

  iii.
  to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company's financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management's responses to the independent accountants' comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

  iv.
  to review with the independent accountants their opinions as to the fairness of the Company's financial statements;

  v.
  to review any accounting adjustments that were noted or proposed by the independent accountants but were "passed" (as immaterial or otherwise);

  vi.
  to review any communications between the audit team and the independent accountants' national office respecting auditing or accounting issues presented by the engagement;

  vii.
  to review any "management" or "internal control" letter issued, or proposed to be issued, by the independent accountants to the Company;

    viii.
    to review and discuss quarterly reports from the independent accountants relating to:

    a.
    all critical accounting policies and practices to be used;

    b.
    all alternative treatment of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

    c.
    other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences; and

    d.
    to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

  15.
  to prepare the report required by the SEC to be included in the Company's annual proxy statement;

  16.
  to review analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight

  17.
  to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

  18.
  to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

  19.
  to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

  i.
  the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  ii.
  the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

  20.
  to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies;

  21.
  to discuss with the Company's counsel legal matters that may have a material impact on the Company's financial statements or compliance policies;

  22.
  to review with both management and the independent accountants all related-party transactions or dealings with parties related to the Company;

  23.
  to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

Oversight of the Company's Internal Audit Function

  24.
  to recommend to the Board of Directors the appointment of the Company's principal accounting officer and principal financial officer;

  25.
  to establish and annually review the Company's procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

  26.
  to consider whether to grant any approvals or waivers sought under the Company's Code of Conduct (the "Code") adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

  27.
  to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;

  28.
  to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

  29.
  to review proposed disclosures in the Company's periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company's internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company's internal controls, deemed necessary by management during such officers' certification process for the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

  30.
  to discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

Other

  31.
  to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board of Directors for approval;

  32.
  to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Audit Committee Charter;

  33.
  to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee's conclusions with respect to the independent accountants, and consider other matters as the Audit Committee may deem necessary or appropriate; and

  34.
  with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

V.     Meetings

        Subject to the Company's bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairperson of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee's meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing.

The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company's minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.

        The Audit Committee shall also meet separately, periodically, with management, with the Company's internal accounting staff (or other personal responsible for the internal audit function) and with the independent accountants, in each case, to discuss any matters that the Audit Committee or any of these groups believe would be appropriate to discuss privately.

        A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

 Exhibit B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.     Purpose

        The nominating and corporate governance committee (the "Nominating and Corporate Governance Committee") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company"), is appointed by the board of directors of the Company (the "Board of Directors") pursuant to authority delegated to it by the Board of Directors to (i) identify, select, research and nominate qualified nominees for approval by the Board of Directors and, if applicable, election by the Company's stockholders at the annual stockholder meeting, (ii) select qualified nominees to fill any vacancies on the Board of Directors or a committee of the Board of Directors (consistent with criteria approved by the Board of Directors), (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board of Directors and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

II.    Committee Membership

        The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, "Independent Directors" are members of the Board of Directors who (i) are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, (ii) during such times as the Company's common stock is listed on the New York Stock Exchange ("NYSE"), meet the independence requirements established by the NYSE and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors' fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Nominating and Corporate Governance Committee. The Board of Directors shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its chairman.

III.  Authority

        In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee's sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

IV.    Responsibilities

        The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

        Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Nominating and Corporate Governance Committee are as follows:

  a.
  The Nominating and Corporate Governance Committee shall consider and recruit candidates to fill positions on the Board of Directors (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board of Directors (or a committee thereof), an increase in the size of the Board of Directors (or a committee thereof) or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company's then-existing business and structure. The Nominating and Corporate Governance Committee shall seek to enhance the perspectives and experiences of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience.

  b.
  The Nominating and Corporate Governance Committee shall establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

  i.
  to the extent required, compliance with the independence and other applicable requirements of the Listing Rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Nominating and Corporate Governance Committee Charter; and

  ii.
  the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual's experience, perspective, skills, and knowledge of the industry in which the Company operates.

    In addition, the Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment a member of the Board of Directors, whether the individual's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors' membership and collective attributes. Such considerations will vary based on the Board of Directors' existing membership and other factors, such as the strength of the individual's overall qualifications relative to diversity considerations.

  c.
  The Nominating and Corporate Governance Committee shall recommend the director and committee member nominees for approval by the Board of Directors and, if applicable, election by the stockholders of the Company.

  d.
  The Nominating and Corporate Governance Committee shall consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

  e.
  The Nominating and Corporate Governance Committee shall annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director's anticipated needs.

  f.
  The Nominating and Corporate Governance Committee shall, upon a significant change in a member of the Board of Directors' personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director's service to the Board of Directors, review, as appropriate, the continued membership of such member on the Board of Directors.

  g.
  The Nominating and Corporate Governance Committee shall report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

  h.
  The Nominating and Corporate Governance Committee shall from time to time review the size and composition of the Board of Directors as a whole and the size and composition of the Board of Directors' committees and review and recommend any changes to the Board of Directors for its approval.

  i.
  The Nominating and Corporate Governance Committee shall establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.

  j.
  The Nominating and Corporate Governance Committee shall develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and review, from time to time, such policies.

  k.
  The Nominating and Corporate Governance Committee shall review the desirability of term limits for members of the Board of Directors and recommend to the Board of Directors policies in this regard from time to time.

  l.
  The Nominating and Corporate Governance Committee shall evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company's management and whether the Chairman of the Board of Directors is an "interested person" of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company's then-existing business and structure. If the Chairman of the Board of Directors is an "interested person" of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.

  m.
  The Nominating and Corporate Governance Committee shall oversee the evaluation of the Board of Directors and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all members of the Board of Directors and report annually to the Board of Directors on the results of such evaluation.

  n.
  The Nominating and Corporate Governance Committee shall review periodically with the Chairman of the Board of Directors and the Chief Executive Officer of the Company the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board of Directors with respect to the process for selection, and the selection, of individuals to occupy these positions.

  o.
  The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for submission to the stockholders at an annual meeting for approval.

  p.
  The Nominating and Corporate Governance Committee shall conduct an annual evaluation of the Board of Directors and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board or Directors at the end of such evaluation. The Nominating and Corporate Governance Committee shall discuss the annual evaluation with the full Board of Directors following the end of each fiscal year.

  q.
  The Nominating and Corporate Governance Committee shall monitor compliance with the Company's Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, and the Listing Rules, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company's procedures to ensure proper compliance. The Nominating and Corporate Governance Committee shall also recommend amendments to the Company's Code of Conduct to the Board of Directors as the Nominating and Corporate Governance Committee may deem appropriate.

V.     Meetings

        Subject to the Company's bylaws or other organizational documents and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of its chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee's meetings unless the Board of Directors shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company's minute book. The Nominating and Corporate Governance Committee may invite any member of the Board of Directors who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.

        One third, but not less than two, of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

 Exhibit C

COMPENSATION COMMITTEE CHARTER

I.     Purpose

        The compensation committee (the "Compensation Committee") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company"), is appointed by the board of directors of the Company (the "Board of Directors") pursuant to authority delegated to it by the Board of Directors to (i) determine, or recommend to the Board of Directors for determination, the compensation paid directly, if any, by the Company to the Company's chief executive officer and any other executive officers of the Company, (ii) directly appoint, compensate and oversee the work of any compensation consultant, legal counsel or other adviser retained by the Compensation Committee and (iii) assist the Board of Directors with matters related to compensation generally.

II.    Committee Membership

        The Compensation Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Compensation Committee shall be comprised solely of Independent Directors. For purposes of this Compensation Committee Charter, "Independent Directors" are members of the Board of Directors who (i) are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, (ii) during such times as the Company's common stock is listed on the New York Stock Exchange ("NYSE"), meet the independence requirements established by the NYSE and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors' fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Compensation Committee. The Board of Directors shall have the power at any time to change the membership of the Compensation Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Compensation Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Compensation Committee shall select its chairman.

III.  Authority

        In discharging its responsibilities, the Compensation Committee shall have authority to retain outside counsel or other consultants in the Compensation Committee's sole discretion. The Compensation Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Compensation Committee shall have the authority to create sub-committees with such powers as the Compensation Committee shall from time to time confer.

        The Compensation Committee shall be given the resources, as determined by the Compensation Committee, for payment of (i) compensation to any advisers employed by the Compensation Committee as described above and (ii) ordinary administrative expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties.

        The Compensation Committee may retain, or receive advice from, any compensation advisor they prefer, including ones that are not independent, after considering the following factors:

  a.
  The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other advisor;

  b.
  The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other advisor, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other advisor;

  c.
  The policies and procedures of the person that employs the compensation consultant, legal counsel or other advisor that are designed to prevent conflicts of interest;

  d.
  Any business or personal relationship of the compensation consultant, legal counsel or other advisor with a member of the Compensation Committee;

  e.
  Any stock of the Company owned by the compensation consultant, legal counsel or other advisor; and

  f.
  Any business or personal relationship of the compensation consultant, legal counsel or other advisor or the person that employs the consultant with an executive officer of the Company.

        The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K.

IV.    Responsibilities

        The following are the general responsibilities of the Compensation Committee and are set forth only for its guidance. The Compensation Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. These responsibilities are the sole responsibility of the Compensation Committee and may not be allocated to a different committee, other than a sub-committee of the Compensation Committee. Nothing in this Compensation Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors. Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Compensation Committee are as follows:

  a.
  While the Company does not currently directly pay compensation to its executive officers, including its CEO, and does not anticipate directly paying compensation to its executive officers, the Compensation Committee shall determine, or recommend to the Board of Directors for determination, any compensation paid directly by the Company to the Company's CEO and any other executive officers.

  b.
  The Compensation Committee shall prepare the report on executive officer compensation that the rules of the SEC require to be included in the Company's annual proxy statement (currently no such report would be required to be produced because none of the Company's executive officers are compensated by the Company).

  c.
  The Compensation Committee shall regularly report to the Board of Directors its conclusions with respect to the matters that the Compensation Committee has considered. The report to the Board of Directors may be written or take the form of an oral report by the chairman or any other member of the Compensation Committee designated by the Compensation Committee to make such report.

  d.
  The Compensation Committee shall annually review and reassess the adequacy of this Compensation Committee Charter and submit any proposed modifications to the Board of Directors for submission to the stockholders at an annual meeting for approval.

V.     Meetings

        Subject to the Company's bylaws or other organizational documents and resolutions of the Board of Directors, the Compensation Committee shall meet from time to time at the direction of its chairman, provided that the Compensation Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The chairman of the Compensation Committee or any two members of the Compensation Committee may fix the time and place of the Compensation Committee's meetings unless the Board of Directors shall otherwise provide. Members of the Compensation Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Compensation Committee may also be taken without a meeting if all members of the Compensation Committee consent thereto in writing. The Compensation Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company's minute book. The Compensation Committee may invite any member of the Board of Directors who is not a member of the Compensation Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Compensation Committee, in its sole discretion, considers appropriate, provided that no executive officer of the Company may attend that portion of any meeting where such executive's compensation is deliberated or voted upon.

        One third, but not less than two, of the members of the Compensation Committee shall be present at any meeting of the Compensation Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Compensation Committee. In the absence or disqualification of any member of the Compensation Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

PROXY CARD PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 2. ONLINE at proxyonline.com using your proxy control number found below STOCKHOLDER REGISTRATION 3. By PHONE when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free (866) 342-4881 Monday through Friday 9 a.m. to 10 p.m. Eastern time 12345678910 CONTROL NUMBER BAIN CAPITAL SPECIALTY FINANCE, INC. PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2019 The undersigned, revoking prior proxies, hereby appoints James Goldman and Adriana Rojas Garzón, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Stockholders of Bain Capital Specialty Finance, Inc. (the “Company”), to be held at the offices of the Company’s Counsel, Dechert, LLP, at 100 Oliver Street, Boston, MA 02110, on May 30, 2019, at 2:30 p.m. Eastern Time, or at any adjournment or postponement thereof, with respect to the Proposals described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 866-342-4881. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 30, 2019. The Proxy Statement for the Meeting is available at: www.proxyonline.com/docs/baincapitalsf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY CARD BAIN CAPITAL SPECIALTY FINANCE, INC. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Company’s Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR”, respectively, on the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxyholders’ best judgment as to any other matters that may arise at the Annual Meeting. THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • PROPOSALS 1. To elect two Class III Directors of the Company who will serve for a three-year term expiring at the 2022 annual meeting of stockholders or until their respective successor is duly elected and qualified; Nominees: FOR   FOR AGAINST AGAINST ABSTAIN  ABSTAIN 1a. David G. Fubini 1b. Jeffrey B. Hawkins 2. To authorize flexibility for the Company, with the approval of the Company’s Board of Directors, to sell shares of the Company’s common stock (during the next 12 months following such stockholder authorization), at a price below the then-current net asset value (“NAV”) per share, subject to certain limitations described in this Proxy Statement;  FOR  AGAINST  ABSTAIN  3. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”); and 4. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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BAIN CAPITAL SPECIALTY FINANCE, INC. 200 CLARENDON STREET, 37th FLOOR BOSTON, MASSACHUSETTS 02116
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2019
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 30, 2019
PROPOSAL 1 ELECTION OF CLASS III DIRECTORS
CORPORATE GOVERNANCE
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF DAVID FUBINI AND JEFFREY B. HAWKINS AS CLASS III DIRECTORS OF THE COMPANY.
PROPOSAL 2 AUTHORIZATION TO OFFER AND SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE
PROPOSAL 3 ADJOURNMENT OF THE ANNUAL MEETING
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Audit Committee Report (1)
OTHER BUSINESS
COMMUNICATIONS WITH THE BOARD
ANNUAL AND QUARTERLY REPORTS
ADDITIONAL INFORMATION
STOCKHOLDER PROPOSALS
Exhibit A AUDIT COMMITTEE CHARTER
Exhibit B NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
Exhibit C COMPENSATION COMMITTEE CHARTER